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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               January 12, 1996
            ------------------------------------------------------
               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
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            (Exact name of registrant as specified in its charter)

              Delaware                1-7725            36-2687938
        --------------------      --------------      --------------
      (State of incorporation)     (Commission        (IRS Employer
                                    File No.)      Identification No.)

             6111 North River Road, Rosemont, Illinois    60018
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip code)

                                (708) 698-3000
                   ----------------------------------------
              Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Distribution Agreement dated January 12, 1996 by and among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Salomon Brothers Inc, Smith Barney Inc., Morgan Stanley & Co. Incorporated and UBS Securities Inc., as Agents.

     4.1 Indenture dated as of December 1, 1995 by and between the Company and Yasuda Bank and Trust Company (U.S.A.), as Trustee.

     4.2  Form of Series E Fixed Rate Medium-Term Note.

     4.3  Form of Series E Floating Rate Medium-Term Note.


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                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMDISCO, INC.


Date: January 12, 1996                 By: /s/ Philip A. Hewes
                                           --------------------------
                                       Philip A. Hewes, Senior
                                       Vice President and
                                       Secretary



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